UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 16, 2004 (Date of earliest event reported)
FlexiInternational Software, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-23453 (Commission File Number)	06-1309427 (IRS Employer Indentification Number)
	2 Enterprise Drive, Shelton, CT (Address of principal executive offices)	06484 (Zip Code)
Registrant's telephone number, including area code: 203-925-3040

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of FlexiInternational Software, Inc. dated March 16, 2004

Item 9. Regulation FD Disclosure

Extended licensing agreement with McKesson, Flexi's healthcare industry partner.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2004	FLEXIINTERNATIONAL SOFTWARE, INC. By: /s/ Stefan R. Bothe Stefan R. Bothe Chairman, CEO & President